SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     October 3, 2000
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. submits the following information:

ITEM 5.  Other Events

Effective immediately, Steven G. Taylor, Executive Vice President,
John B. Sanfilippo & Son, Inc. has requested and been granted an extended leave of absence.